                                F5 LABS, INC.

                          INVESTOR RIGHTS AGREEMENT

                                F5 LABS, INC.

                          INVESTOR RIGHTS AGREEMENT

         THIS INVESTOR RIGHTS AGREEMENT (the "Agreement") is entered into as of the 21st day of August, 1998 by and among F5 LABS, INC., a Washington corporation (the "Company"), the holders of the Company's Series A Stock, Series B Stock and Series C Stock (with respect to Section 2 only) and the purchasers of the Series D Stock, all as set forth on Exhibit A hereto. The holders of the Series A, B and C Stock shall be referred to hereinafter as the "Prior Shareholders" and each individually as a "Prior Shareholder." The purchasers of the Series D Stock shall be referred to hereinafter as the "Investors" and each individually as an "Investor."


                                  RECITALS

         WHEREAS, the Company has issued Series A Stock, Series B Stock, Series C Stock and Warrants to purchase Common Stock and has granted registration rights to the holders thereof pursuant to (i) Section 6 of the Series A Preferred Stock Purchase Agreement (the "Series A Agreement"), dated April 11, 1996, (ii) Section 5 of the Series B Stock Purchase Agreement (the "Series B Agreement"), dated August, 1997, (iii) Section 5 of the Series B Preferred Stock and Common Stock Warrant Purchase Agreement (the "Series B and Warrant Agreement"), dated October 27, 1997, and (iv) Section 5 of the Series C Preferred Stock and Common Stock Warrant Purchase Agreement (the "Series C Agreement"), dated April 15, 1998, (collectively, the "Prior Agreements");

         WHEREAS, the Company and the undersigned holders of Series A Stock, Series B Stock, Series C Stock and Warrants to purchase Common Stock desire to terminate the registration rights under the Prior Agreements and to accept the rights created pursuant hereto in lieu of such rights under the Prior Agreements;

         WHEREAS, the Company proposes to sell and issue up to 1,138,438 shares of its Series D Stock pursuant to the Series D Preferred Stock Purchase Agreement (the "Purchase Agreement"); and

         WHEREAS, as a condition of entering into the Purchase Agreement, the Investors have requested that the Prior Shareholders terminate their registration rights under the Prior Agreements and become parties to this Agreement and that the Company extend to the Investors registration rights, information rights and other rights as set forth below.

         NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement and in the Purchase Agreement, the parties mutually agree as follows:

                                      1.

SECTION 1.   GENERAL

        1.1 DEFINITIONS. As used in this Agreement the following terms shall have the following respective meanings:

             "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

             "FORM S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

             "HOLDER" means any person owning of record Registrable Securities that have not been sold to the public or any assignee of record of such Registrable Securities in accordance with Section 2.10 hereof.

             "INITIAL OFFERING" means the Company's first firm commitment underwritten public offering of its Common Stock registered under the Securities Act prior to or in connection with which all outstanding shares of the Series D Preferred Stock are converted to Common Stock.

             "REGISTER," "REGISTERED," and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

             "REGISTRABLE SECURITIES" means (a) any shares of Common Stock of the Company issued or issuable upon conversion of the Shares, (b) any Common Stock issued upon exercise of the Warrants, and (c) any shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) by way of dividend, distribution, exchange, replacement or otherwise with respect to such above described securities. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor's rights under Section 2 of this Agreement are not assigned.

             "REGISTRABLE SECURITIES THEN OUTSTANDING" shall be the number of shares determined by calculating the total number of shares of the Company's Common Stock that are Registrable Securities and either (a) are then issued and outstanding or (b) are issuable pursuant to then exercisable or convertible securities.

             "REGISTRATION EXPENSES" shall mean all expenses incurred by the Company in complying with Sections 2.2, 2.3, 2.4 and 2.5 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements not to exceed fifteen thousand dollars ($15,000) of a single special counsel for the Holders, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

                                      2.

             "SEC" or "COMMISSION" means the Securities and Exchange
Commission.

             "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

             "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale.

             "SERIES A STOCK" shall mean the Company's Series A Preferred Stock, no par value.

             "SERIES B STOCK" shall mean the Company's Series B Preferred Stock, no par value.

             "SERIES C STOCK" shall mean the Company's Series C Preferred Stock, no par value.

             "SERIES D STOCK" shall mean the Company's Series D Preferred Stock, no par value.

             "SHARES" shall mean the Series A Stock, Series B Stock, Series C Stock, Series D Stock held by the Investors and Prior Shareholders as of the date hereof or subsequently acquired by the Investors or Prior Shareholders and held by the Investors and Prior Shareholders listed on Exhibit A hereto and their permitted assigns.

             "WARRANTS" shall mean (i) the warrants issued to the holders of the Series C Preferred Stock to purchase up to 93,750 shares of Common Stock,
(ii) the outstanding warrants issued to the holders of the Series B Stock to purchase 562,500 shares of Common Stock, (iii) the outstanding warrants issued to Britannia Holdings, Ltd. to purchase an aggregate 537,500 shares of Common Stock, and (iv) an outstanding warrant issued to Alexander Hutton Capital, L.L.C. to purchase 120,000 shares of Common Stock.

SECTION 2.   REGISTRATION; RESTRICTIONS ON TRANSFER

        2.1  RESTRICTIONS ON TRANSFER.

             (a) Each Holder agrees not to make any disposition of all or any portion of the Shares or Registrable Securities unless and until:

                 (i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                 (ii) (A) The transferee has agreed in writing to be bound by the terms of this Agreement, (B) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (C) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the

                                      3.

Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

                 (iii) Notwithstanding the provisions of paragraphs (i) and
(ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder which is (A) a partnership to its partners or former partners in accordance with partnership interests, (B) a limited liability company to its members or former members in accordance with their interest in the limited liability company, or (C) to the Holder's family member or trust for the benefit of an individual Holder, or (D) any transferee who acquires at least 50,000 of Registrable Securities; PROVIDED that in each case the transferee will be subject to the terms of this Agreement to the same extent as if he were an original Holder hereunder.

             (b) Each certificate representing Shares or Registrable Securities shall (unless otherwise permitted by the provisions of the Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

                 THE SECURITIES REPRESENTED HEREBY HAVE NOT
                 BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED
                 UNDER THE ACT OR UNLESS THE COMPANY HAS
                 RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

             (c) The Company shall be obligated to reissue promptly unlegended certificates at the request of any holder thereof if the holder shall have obtained an opinion of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

             (d) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

        2.2  DEMAND REGISTRATION.

             (a) Subject to the conditions of this Section 2.2, if the Company shall receive a written request from the Holders of a majority of the Registrable Securities then outstanding (the "Initiating Holders") that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities then outstanding such that the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $5,000,000 (a "Qualified Public Offering")), then the Company shall, within thirty (30) days of the receipt thereof, give written notice of such request to all Holders, and subject to the

                                      4.

limitations of this Section 2.2, use its best efforts to effect, as soon as practicable, the registration under the Securities Act of all Registrable Securities that the Holders request to be registered.

             (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2 or any request pursuant to Section 2.4 and the Company shall include such information in the written notice referred to in Section 2.2(a) or Section 2.4(a), as applicable. In such event, the right of any Holder to include its Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders (which underwriter or underwriters shall be reasonably acceptable to the Company). Notwithstanding any other provision of this Section 2.2 or Section 2.4, if the underwriter advises the Company that marketing factors require a limitation of the number of securities to be underwritten (including Registrable Securities) then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares that may be included in the underwriting shall be allocated, first, to the Holders of Series D Stock on a pro rata basis based on the total number of Registrable Securities held by all such Holders of Series D Stock and, second, to all other Holders of Registrable Securities on a pro rata basis based on the total number of Registrable Securities held by all such Holders. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from the registration.

             (c) The Company shall not be required to effect a registration pursuant to this Section 2.2:

                  (i) prior to the later of (A) the third anniversary of the date of this Agreement and (B) one hundred eighty (180) days following the effective date of the registration statement pertaining to the Initial Offering;

                  (ii) after the Company has effected two (2) registrations pursuant to this Section 2.2, and such registrations have been declared or ordered effective;

                  (iii) during the period starting 30 days prior to the date of filing of, and ending on the date one hundred eighty (180) days following the effective date of the registration statement pertaining to a public offering of securities by the Company; PROVIDED that the Company makes reasonable good faith efforts to cause such registration statement to become effective;

                  (iv) if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2.2, a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be effected at such time, in which event the Company shall have the right to defer such filing for a period of not more than ninety (90) days after receipt of the request of the Initiating Holders; PROVIDED that

                                      5.

such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period; or

                  (v) if the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to a request made pursuant to Section 2.4 below.

        2.3 PIGGYBACK REGISTRATIONS. The Company shall notify all Holders of Registrable Securities in writing at least fifteen (15) days prior to the filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (including a registration statement filed pursuant to Section 2.2 or 2.4 of this Agreement and including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating to employee benefit plans or with respect to corporate reorganizations or other transactions under Rule 145 of the Securities Act) and will afford each such Holder an opportunity to include in such registration statement all or part of such Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within fifteen (15) days after the above-described notice from the Company, so notify the Company in writing. Such notice shall state the intended method of disposition of the Registrable Securities by such Holder. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

             (a) UNDERWRITING. If the registration statement under which the Company gives notice under this Section 2.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this Section 2.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of the Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders on a PRO RATA basis based on the total number of Registrable Securities held by the Holders; and third, to any shareholder of the Company (other than a Holder) on a PRO RATA basis. No such reduction shall (i) reduce the securities being offered by the Company for its own account to be included in the registration and underwriting, or (ii) reduce the amount of securities of the selling Holders included in the registration below twenty-five percent (25%) of the total amount of securities included in such registration, unless such offering is the Initial Offering, in which event any or all of the Registrable Securities of the Holders may be excluded in accordance with the immediately preceding sentence. In no event will shares of any other selling shareholder be included in such registration which would reduce the number of shares which may be included by Holders without the written consent of Holders of not less than a majority of the Registrable Securities proposed to be sold in the offering. If any

                                      6.

Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration. For any Holder which is a partnership or corporation, the partners, retired partners and shareholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing person shall be deemed to be a single "Holder", and any PRO RATA reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder," as defined in this sentence.

             (b) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration initiated by it under this
Section 2.3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration. The Registration Expenses of such withdrawn registration shall be borne by the Company in accordance with Section 2.5 hereof.

        2.4 FORM S-3 REGISTRATION. In case the Company shall receive from any Holder or Holders of Series D Stock a written request or requests that the Company effect a registration on Form S-3 (or any successor to Form S-3) or any similar short-form registration statement and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders of Series D Stock, the Company will:

             (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Series D Stock; and

             (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders of Series D Stock joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company pursuant to Section 2.3 hereof; PROVIDED, HOWEVER, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

                 (i) if Form S-3 (or any successor or similar form) is not available for such offering by the Holders, or

                 (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than two million dollars ($2,000,000), or

                 (iii) if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 registration to be effected at such time, in which event the

                                      7.

Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than ninety (90) days after receipt of the request of the Holder or Holders under this Section 2.4; PROVIDED, that such right to delay a request shall be exercised by the Company not more than once in any twelve (12) month period, or

                 (iv) during the period starting 30 days prior to the date of filing of, and ending on the date one hundred eighty (180) days following the effective date of the registration statement pertaining to a public offering of securities by the Company; provided that the Company makes reasonable good faith efforts to cause such registration statement to become effective, or

                 (v) if the Company has already effected two (2) registrations on Form S-3 for the Holders pursuant to this Section 2.4, or

                 (vi) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

             (c) Subject to the foregoing, the Company shall file a Form S-3 registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. Registrations effected pursuant to this Section 2.4 shall not be counted as demands for registration or registrations effected pursuant to Sections 2.2 or 2.3, respectively.

        2.5 EXPENSES OF REGISTRATION. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Section 2.2 or any registration under Section 2.3 or Section 2.4 herein shall be borne by the Company. All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the holders of the securities so registered PRO RATA on the basis of the number of shares so registered. The Company shall reimburse the reasonable itemized fees of and expenses of one special counsel of the selling Holders; PROVIDED, HOWEVER that such reasonable itemized fees and expenses shall not exceed $15,000. The Company shall not, however, be required to pay for expenses of any registration proceeding begun pursuant to
Section 2.2 or 2.4, the request of which has been subsequently withdrawn by the Initiating Holders unless (a) the withdrawal is based upon material adverse information concerning the Company of which the Initiating Holders were not aware at the time of such request or (b) the Holders of a majority of Registrable Securities agree to forfeit their right to one requested registration pursuant to Section 2.2 or Section 2.4, as applicable, in which event such right shall be forfeited by all Holders). If the Holders are required to pay the Registration Expenses, such expenses shall be borne by the holders of securities (including Registrable Securities) requesting such registration in proportion to the number of shares for which registration was requested. If the Company is required to pay the Registration Expenses of a withdrawn offering pursuant to clause (a) above, then the Holders shall not forfeit their rights pursuant to Section 2.2 or Section 2.4 to a demand registration.

        2.6 OBLIGATIONS OF THE COMPANY. Whenever required to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                                      8.

             (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use all reasonable efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to ninety (90) days or, if earlier, until the Holder or Holders have completed the distribution related thereto. The Company shall not be required to file, cause to become effective or maintain the effectiveness of any registration statement that contemplates a distribution of securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act.

             (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

             (c) Furnish to the Holders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

             (d) Use all reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, PROVIDED that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

             (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

             (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

             (g) Furnish, at the request of a majority of the Holders participating in the registration, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is

                                      9.

customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a majority in interest of the Holders requesting registration, addressed to the underwriters, if any, and if permitted by applicable accounting standards, to the Holders requesting registration of Registrable Securities.

        2.7 TERMINATION OF REGISTRATION RIGHTS. All registration rights granted under this Section 2 terminate to Holders, with respect to an individual Holder, when he/she can sell all shares in one quarter under Rule 144 and as to all Holders, three years after the Company becomes subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

        2.8  DELAY OF REGISTRATION; FURNISHING INFORMATION.

             (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2.2, 2.3 or 2.4 that the selling Holders shall furnish to the Company such information regarding themselves, the Registrable Securities held by them and the intended method of disposition of such securities as shall be required to effect the registration of their Registrable Securities.

             (b) The Company shall have no obligation with respect to any registration requested pursuant to Section 2.2 or Section 2.4 if, due to the operation of subsection 2.2(b), the number of shares or the anticipated aggregate offering price of the Registrable Securities to be included in the registration does not equal or exceed the number of shares or the anticipated aggregate offering price required to originally trigger the Company's obligation to initiate such registration as specified in Section 2.2 or
Section 2.4, whichever is applicable.

        2.9 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under Sections 2.2, 2.3 or 2.4:

             (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the partners, officers and directors of each Holder, any underwriter (as defined in the Securities Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation") by the
Company: (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such registration statement; and the Company will pay as incurred to each such Holder, partner, officer, director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage,

                                     10.

liability or action; PROVIDED HOWEVER, that the indemnity agreement contained in this Section 2.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, partner, officer, director, underwriter or controlling person of such Holder.

             (b) To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Holder selling securities under such registration statement or any of such other Holder's partners, directors or officers or any person who controls such Holder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Holder, or partner, director, officer or controlling person of such other Holder may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder under an instrument duly executed by such Holder and stated to be specifically for use in connection with such registration; and each such Holder will pay as incurred any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or other Holder, or partner, officer, director or controlling person of such other Holder in connection with investigating or defending any such loss, claim, damage, liability or action if it is judicially determined that there was such a Violation; PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 2.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; PROVIDED FURTHER, that in no event shall any indemnity under this Section 2.9 exceed the gross proceeds from the offering received by such Holder.

             (c)  Promptly after receipt by an indemnified party under this
Section 2.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; PROVIDED, HOWEVER, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its

                                     11.

ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this
Section 2.9.

             (d) If the indemnification provided for in this Section 2.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the Violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; PROVIDED, that in no event shall any contribution by a Holder hereunder exceed the proceeds from the offering received by such Holder.

             (e)  The obligations of the Company and Holders under this
Section 2.9 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this agreement. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

        2.10 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of Registrable Securities which (a) is a subsidiary, parent, general partner, limited partner, retired partner, member or retired member of a Holder, (b) is a Holder's family member or trust for the benefit of an individual Holder, or (c) acquires at least fifty thousand (50,000) shares of Registrable Securities (as adjusted for stock splits and combinations); provided, however, (i) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement.

        2.11 AMENDMENT OF REGISTRATION RIGHTS. Any provision of this Section 2 may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of at least two-thirds (2/3) of the Registrable Securities then outstanding; PROVIDED, HOWEVER, that any amendment to this Section 2 that adversely affects the holders of Series D Preferred Stock shall require the written consent of the holders of at least two-thirds (2/3) of the

                                     12.

Series D Preferred Stock. Any amendment or waiver effected in accordance with this Section 2.11 shall be binding upon each Holder and the Company.

        2.12 LIMITATION ON SUBSEQUENT REGISTRATION RIGHTS. After the date of this Agreement, the Company shall not, without the prior written consent of the Holders of two-thirds (2/3) of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company that would grant such holder registration rights senior to or on parity with those granted to the Holders hereunder.

        2.13 "MARKET STAND-OFF" AGREEMENT; AGREEMENT TO FURNISH INFORMATION. Each Holder hereby agrees that such Holder shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) for a period specified by the representative of the underwriters of Common Stock (or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act; PROVIDED that:

             (i) such agreement shall apply only to the Company's Initial Offering; and

             (ii) all officers and directors of the Company enter into similar agreements.

        Each Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Stock (or other securities) of the Company, each Holder shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company's securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 2.13 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the shares of Common Stock (or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period.

        2.14 RULE 144 REPORTING. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

             (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

             (b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

                                     13.

             (c) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 of the Securities Act, and of the Exchange Act (at any time after it has become subject to such reporting requirements); a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.

        2.15 TERMINATION OF REGISTRATION RIGHTS UNDER PRIOR AGREEMENTS. The registrations rights provided under (i) Section 6 of the Series A Agreement,
(ii) Section 5 of the Series B Agreement, (iii) Section 5 the Series B and Warrant Agreement, and (iv) Section 5 of the Series C Preferred Stock and Common Stock Warrant Purchase Agreement are terminated in their entirety and shall have no further force or effect whatsoever. The registration rights contained in this Agreement set forth the sole and entire agreement among the Company and the Prior Shareholders on the subject matter hereof and supersede any and all rights granted and covenants made under any prior agreements (and the undersigned parties to the Prior Agreements hereby amend such agreements such that the registration rights provided for herein shall apply to all parties under the Prior Agreements).

SECTION 3.   COVENANTS OF THE COMPANY

        3.1  BASIC FINANCIAL INFORMATION AND REPORTING.

             (a) The Company will maintain true books and records of account in which full and correct entries will be made of all its business transactions pursuant to a system of accounting established and administered in accordance with generally accepted accounting principles consistently applied, and will set aside on its books all such proper accruals and reserves as shall be required under generally accepted accounting principles consistently applied.

             (b) As soon as practicable after the end of each fiscal year of the Company, and in any event within one hundred twenty (120) days thereafter, the Company will furnish each Investor a consolidated balance sheet of the Company, as at the end of such fiscal year, and a consolidated statement of income and a consolidated statement of cash flows of the Company, for such year, all prepared in accordance with generally accepted accounting principles consistently applied and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, with the exception that no notes need be attached to such statements. The Company will furnish each Investor, as soon as practicable after the end of the first, second and third quarterly accounting periods in each fiscal year of the Company, and in any event within forty-five (45) days thereafter, a consolidated balance sheet of the Company as of the end of each such quarterly period, and a consolidated statement of income and a consolidated statement of cash flows of the Company for such period and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles, with the exception that no notes need be attached to such statements and year-end audit adjustments may not have been made.

             (c) The Company will additionally furnish each Investor that (with its affiliates) shall own not less than two hundred thousand (200,000) shares of Registrable

                                     14.

Securities (as adjusted for stock splits and combinations) (a "Major Investor") (i) at least thirty (30) days prior to the beginning of each fiscal year an annual budget and operating plans for such fiscal year and (ii) as soon as practicable after the end of each month a consolidated balance sheet of the Company as of the end of such month and consolidated statements of income and cash flows of the Company for each month and for the current fiscal year of the Company to date, all subject to normal year-end adjustments, together with a comparison of such statements against plan.

        3.2 INSPECTION RIGHTS. Each Major Investor shall have the right to visit and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, and to review such information as is reasonably requested all at such reasonable times and as often as may be reasonably requested; provided, however, that the Company shall not be obligated under this Section 3.2 with respect to a competitor of the Company or with respect to information which the Board of Directors determines in good faith is confidential and should not, therefore, be disclosed.

        3.3 CONFIDENTIALITY OF RECORDS. Each Investor agrees to use, and to use its best efforts to insure that its authorized representatives use, the same degree of care as such Investor uses to protect its own confidential information to keep confidential any information furnished to it which the Company identifies as being confidential or proprietary (so long as such information is not in the public domain), except that such Investor may disclose such proprietary or confidential information to any partner, subsidiary or parent of such Investor for the purpose of evaluating its investment in the Company as long as such partner, subsidiary or parent is advised of the confidentiality provisions of this Section 3.3.

        3.4 RESERVATION OF COMMON STOCK. The Company will at all times reserve and keep available, solely for issuance and delivery upon the conversion of the Preferred Stock, all Common Stock issuable from time to time upon such conversion.

        3.5 STOCK VESTING. Unless otherwise approved by the Board of Directors, all stock options and other stock equivalents issued after the date of this Agreement to employees, directors, consultants and other service providers shall be subject to vesting as follows: (a) twenty-five percent (25%) of such stock shall vest at the end of the first year following the earlier of the date of issuance or such person's services commencement date with the company, and (b) seventy-five percent (75%) of such stock shall vest monthly over the remaining three (3) years; provided that subsequent stock options granted to employees after their initial employment by the Company may vest over a four year monthly vesting schedule in which such monthly vesting would begin immediately. With respect to any shares of stock purchased by any such person, the Company's repurchase option shall provide that upon such person's termination of employment or service with the Company, with or without cause, the Company or its assignee (to the extent permissible under applicable securities laws and other laws) shall have the option to purchase at cost any unvested shares of stock held by such person.

        3.6 KEY MAN INSURANCE. Subject to the approval of the Board of Directors, the Company will use its best efforts to obtain and maintain in full force and effect term life

                                     15.

insurance in the amount of one million ($1,000,000) dollars on the life of Jeffrey Hussey, naming the Company as beneficiary.

        3.7 ASSIGNMENT OF INVENTIONS AGREEMENTS. The Company shall require all officers, employees and consultants to execute and deliver an Assignment of Inventions Agreement in a form approved by the Company's Board of Directors.

        3.8 DIRECTORS AND OFFICERS LIABILITY INSURANCE. The Company shall use its best efforts to secure and maintain directors and officers liability insurance no less than $1,000,000, provided that such coverage is available at commercially reasonable rates, as determined by the Board of Directors of the Company. Such directors and officers liability insurance shall be maintained for so long as any of the representative(s) of the Investors serve on the Company's Board of Directors.

        3.9 REIMBURSEMENT OF EXPENSES FOR ATTENDING BOARD MEETINGS. The Company will reimburse all directors for reasonable expenses (including airfare, lodging and other travel expenses) incurred in connection with attending meetings of the Company's Board of Directors.

        3.10 TERMINATION OF COVENANTS. All covenants of the Company contained in Section 3 of this Agreement shall expire and terminate as to each Investor upon the earlier of (i) the effective date of the registration statement pertaining to the Initial Offering or (ii) upon (a) the acquisition of all or substantially all of the assets of the Company or (b) an acquisition of the Company by another corporation or entity by consolidation, merger or other reorganization in which the holders of the Company's outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) of the voting power of the corporation or other entity surviving such transaction (a "Change in Control").

SECTION 4.   RIGHTS OF FIRST REFUSAL

        4.1 SUBSEQUENT OFFERINGS. Each Holder of Series D Preferred Stock shall have a right of first refusal to purchase its PRO RATA share of all Equity Securities, as defined below, that the Company may, from time to time, propose to sell and issue after the date of this Agreement, other than the Equity Securities excluded by Section 4.6 hereof. Each Investor's PRO RATA share is equal to the ratio of (a) the number of shares of the Company's Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares) which such Investor is deemed to hold immediately prior to the issuance of such Equity Securities to (b) the total number of shares of the Company's outstanding Common Stock (including all shares of Common Stock issued or issuable upon conversion of the Shares or upon the exercise of any outstanding warrants or options) immediately prior to the issuance of the Equity Securities. The term "Equity Securities" shall mean
(i) any Common Stock or Preferred Stock of the Company, (ii) any security convertible, with or without consideration, into any Common Stock or Preferred Stock (including any option to purchase such a convertible security), or (iii) any warrant or right to subscribe to or purchase any Common Stock or Preferred Stock

        4.2 EXERCISE OF RIGHTS. If the Company proposes to issue any Equity Securities, it shall give each Holder written notice of its intention, describing the Equity Securities, the price

                                     16.

and the terms and conditions upon which the Company proposes to issue the same. Each Holder shall have fifteen (15) days from the giving of such notice to agree to purchase its pro rata share of the Equity Securities for the price and upon the terms and conditions specified in the notice by giving written notice to the Company and stating therein the quantity of Equity Securities to be purchased. Notwithstanding the foregoing, the Company shall not be required to offer or sell such Equity Securities to any Holder who would cause the Company to be in violation of applicable federal securities laws by virtue of such offer or sale.

        4.3 ISSUANCE OF EQUITY SECURITIES TO OTHER PERSONS. If not all of the Holders elect to purchase their pro rata share of the Equity Securities, then the Company shall promptly notify in writing the Holders who do so elect and shall offer such Holders the right to acquire a pro rata share of such unsubscribed shares. The Holders shall have five (5) days after receipt of such notice to notify the Company of its election to purchase all or a portion thereof of the unsubscribed shares. If the Holders fail to exercise in full the rights of first refusal, the Company shall have ninety (90) days thereafter to sell the Equity Securities in respect of which the Holder's' rights were not exercised, at a price and upon general terms and conditions materially no more favorable to the purchasers thereof than specified in the Company's notice to the Holders pursuant to Section 4.2 hereof. If the Company has not sold such Equity Securities within ninety (90) days of the notice provided pursuant to Section 4.2, the Company shall not thereafter issue or sell any Equity Securities without first offering such securities to the Holders in the manner provided above.

        4.4 TERMINATION AND WAIVER OF RIGHTS OF FIRST REFUSAL. The rights of first refusal established by this Section 4 shall not apply to, and shall terminate upon the effective date of the registration statement pertaining to the Company's Initial Public Offering of the Company in which all of the Preferred Stock is converted into Common Stock.

        4.5 TRANSFER OF RIGHTS OF FIRST REFUSAL. The rights of first refusal of each Holder under this Section 4 may be transferred to the same parties, and subject to the same restrictions, as any transfer of registration rights pursuant to Section 2.10.

        4.6 EXCLUDED SECURITIES. The rights of first refusal established by this Section 4 shall have no application to any of the following Equity
Securities:

             (a) shares of Common Stock (and/or options, warrants or other Common Stock purchase rights issued pursuant to such options, warrants or other rights) issued or to be issued to employees, officers or directors of, or consultants or advisors to, the Company or any subsidiary, pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board of Directors;

             (b) stock issued pursuant to any rights or agreements outstanding as of the date of this Agreement, options and warrants outstanding as of the date of this Agreement; and stock issued pursuant to any such rights or agreements granted after the date of this Agreement, provided that the rights of first refusal established by this Section 4 applied with respect to the initial sale or grant by the Company of such rights or agreements;

                                     17.

             (c) any Equity Securities issued pursuant to a merger, consolidation, acquisition or similar business combination;

             (d) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization by the Company;

             (e)  shares of Common Stock issued upon conversion of the Shares;

             (f) any Equity Securities issued pursuant to any equipment leasing arrangement, or pursuant to debt financing from a bank or other financial institution;

             (g) any Equity Securities that are issued by the Company pursuant to a registration statement filed under the Securities Act for the Company's Initial Offering;

             (h) shares of the Company's Common Stock or Preferred Stock issued in connection with strategic transactions involving the Company and other entities, including (A) joint ventures, manufacturing, marketing or distribution arrangements or (B) technology transfer or development arrangements; provided that such strategic transactions and the issuance of shares therein, have been approved by the Company's Board of Directors; and

                  (i) any shares of Common Stock or options, warrants or convertible securities issued upon receipt of written consent or approval of the holders of two-thirds (2/3) of the Registrable Securities.

SECTION 5.   MISCELLANEOUS

        5.1 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California. In any action between or among any of the parties, whether arising out of this Agreement or otherwise, (a) each of the parties irrevocably and unconditionally consents to jurisdiction and venue in any federal or state court located in the State of Washington; and (b) if any such action is commenced in a state court, then, subject to applicable law, no party shall object to the removal of such action to any federal court located in the State of Washington.

        5.2 SURVIVAL. The representations, warranties, covenants, and agreements made herein shall survive any investigation made by any Holder and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

        5.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of Registrable Securities from time to time; PROVIDED, HOWEVER, that prior to the receipt by the Company of adequate written notice of the transfer of any Registrable Securities specifying the full name and address of the transferee, the

                                     18.

Company may deem and treat the person listed as the holder of such shares in its records as the absolute owner and holder of such shares for all purposes, including the payment of dividends or any redemption price.

        5.4 ENTIRE AGREEMENT. Except for those certain inspection rights granted pursuant to Section 7.2 of the Series A Agreement and Section 9.2 of the Series B and Warrant Agreement, which the parties hereto agree shall continue pursuant to the respective terms of such agreements, this Agreement, the Exhibits and Schedules hereto, the Purchase Agreement and the other documents delivered pursuant thereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

        5.5 SEVERABILITY. In case any provision of the Agreement shall be invalid, illegal, or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        5.6  AMENDMENT AND WAIVER.

             (a) Except with respect to Section 2 and as otherwise expressly provided, this Agreement may be amended or modified only upon the written consent of the Company and the holders of at least two-thirds (2/3) of the Series D Preferred Stock.

             (b) Except as otherwise expressly provided, the obligations of the Company and the rights of the Holders under this Agreement may be waived only with the written consent of the holders of at least two-thirds (2/3) of the Series D Preferred Stock.

             (c) Notwithstanding the foregoing, this Agreement may be amended with only the written consent of the Company to include additional purchasers of Shares as "Investors," "Holders" and parties hereto.

             (d) Notwithstanding the foregoing, Section 2 of this Agreement may be amended or modified only upon written consent of (i) the Company, (ii) the holders of a majority of the Registrable Securities and (iii) the holders of at least two-thirds (2/3) of the Series D Stock, and the obligations of the Company and the rights of the Holders under this Agreement may be waived only with the written consent of (i) the holders of a majority of the Registrable Securities and (ii) the holders of two-thirds (2/3) of the Series D Stock.

        5.7 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power, or remedy accruing to any Holder, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on any Holder's part of any breach, default or noncompliance under the Agreement or any waiver on such Holder's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, by law, or otherwise afforded to Holders, shall be cumulative and not alternative.

                                     19.

        5.8 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the party to be notified at the address as set forth on the signature pages hereof or Exhibit A hereto or at such other address as such party may designate by five (5) days advance written notice to the other parties hereto.

        5.9 ATTORNEYS' FEES. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

        5.10 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

        5.11 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.


                      [THIS SPACE INTENTIONALLY LEFT BLANK]


                                     20.

         IN WITNESS WHEREOF, the parties hereto have executed this INVESTOR RIGHTS AGREEMENT as of the date set forth in the first paragraph hereof.


COMPANY:

F5 LABS, INC.


By:    /s/ Jeff Hussey
   ---------------------------------
Name:  Jeffrey S. Hussey
     -------------------------------
Title: CEO & President
      ------------------------------





                                     21.

                                     INVESTORS:

                                     SERIES D HOLDERS:

                                     MENLO VENTURES VII, L.P.

                                     By: MV MANAGEMENT VII, L.L.C.
                                     Its General Partner



                                     By:  /s/ Sonya Hoel
                                        ------------------------------
                                        Managing Member


                                     MENLO ENTREPRENEURS FUND VII, L.P.

                                     By: MV MANAGEMENT VII, L.L.C.
                                     Its General Partner



                                     By:  /s/ Sonya Hoel
                                        ------------------------------------
                                        Managing Member


                                     PACIFIC TECHNOLOGY VENTURES U.S.A., L.P.

                                     BY: IDG VENTURES, L.L.C.

                                     Name:  /s/ Kim Davis
                                          ----------------------------------
                                     Title: General Partner Managing Member
                                           ---------------------------------


                                     22.

                                            SERIES A HOLDERS:

                                            -------------------------

                                            By:    /s/ Charles Anderson 8/20/98
                                               -------------------------------
                                            Name:  Charles L. Anderson
                                                 -----------------------------
                                            Title:
                                                  ----------------------------


                                            By:    /s/ Richard Andrew 8/18/98
                                               -------------------------------
                                            Name:  Richard Andrew
                                                 -----------------------------
                                            Title:
                                                  ----------------------------


                                            By:    /s/ Geoffrey Boguch
                                               -------------------------------
                                            Name:  Geoffrey Erin Boguch
                                                 -----------------------------
                                            Title:
                                                  ----------------------------


                                            By:
                                               -------------------------------
                                            Name:  John Crosby Barnett, Jr.
                                                 -----------------------------
                                            Title:
                                                  ----------------------------


                                            By:    /s/ John Brazier
                                               -------------------------------
                                            Name:  John M. Brazier
                                                 -----------------------------
                                            Title:
                                                  ----------------------------


                                            By:    /s/ Thomas F. Broderick
                                               -------------------------------
                                                   /s/ Joyce Broderick
                                               -------------------------------
                                            Name:  Thomas F. & Joyce Broderick
                                                 -----------------------------
                                            Title:
                                                  ----------------------------


                                            By:    /s/ Gary L. Byland
                                               -------------------------------
                                                   /s/ Jacalyn O. Bylund
                                               -------------------------------
                                            Name:  Gary L. & Jacalyn O. Bylund
                                                 -----------------------------
                                            Title:
                                                  ----------------------------


                                            By:    /s/ John Crutcher
                                               -------------------------------
                                            Name:  John Crutcher
                                                 -----------------------------
                                            Title:
                                                  ----------------------------


                                            By:    /s/ James David
                                               -------------------------------
                                                   /s/ Patricia David
                                               -------------------------------
                                            Name:  James & Patricia David
                                                 -----------------------------
                                            Title:
                                                  ----------------------------

                                            By:    /s/ Janet Elzey
                                               -------------------------------
                                            Name:  Janet Elzey
                                                 -----------------------------
                                            Title:
                                                  ----------------------------


                                            Encompass Group, Inc.

                                            By:    /s/ Craig D. McCallum
                                               -------------------------------
                                            Name:  Craig D. McCallum
                                                 -----------------------------
                                            Title: Senior Vice President
                                                  ----------------------------


                                            By:    /s/ Penelope Genise
                                               -------------------------------
                                            Name:  Robert and Penelope Genise
                                                 -----------------------------
                                            Title:
                                                  ----------------------------


                                            By:    /s/ Alan Higginson
                                               -------------------------------
                                            Name:  Alan Higginson
                                                 -----------------------------
                                            Title: Atrieva Corp.
                                                  ----------------------------


                                            By:    /s/ Helen J. Hussey
                                               -------------------------------
                                            Name:  Helen J. Hussey
                                                 -----------------------------
                                            Title:
                                                  ----------------------------


                                            By:    /s/ Joel R. Hussey
                                               -------------------------------
                                                   /s/ Christi Hussey
                                               -------------------------------
                                            Name:  Joel R. and Christi Hussey
                                                 -----------------------------
                                            Title:
                                                  ----------------------------


                                            By:    /s/ George Jansen
                                               -------------------------------
                                            Name:  George Jansen
                                                 -----------------------------
                                            Title:
                                                  ----------------------------


                                            KLJ Ventures, LLC

                                            By:    /s/ Kent Johnson
                                               -------------------------------
                                            Name:  Kent Johnson
                                                 -----------------------------
                                            Title:
                                                  ----------------------------


                                            By:    /s/ Clinton Mead 8-19-98
                                               -------------------------------
                                            Name:  Clinton Mead
                                                 -----------------------------
                                            Title:
                                                  ----------------------------


                                            By:    /s/ John Meisenbach
                                               -------------------------------
                                            Name:  John Meisenbach
                                                 -----------------------------
                                            Title:
                                                  ----------------------------


                                            By:    /s/ Jean Patterson
                                               -------------------------------
                                            Name:  Jean Patterson
                                                 -----------------------------
                                            Title:
                                                  ----------------------------


                                            Pruzan Bldg. Co.

                                            By:    /s/ Herbert Pruzan
                                               -------------------------------
                                            Name:  Herbert Pruzan
                                                 -----------------------------
                                            Title:
                                                  ----------------------------


                                            By:    /s/ Peter Rettman
                                               -------------------------------
                                            Name:  Peter Rettman
                                                 -----------------------------
                                            Title:
                                                  ----------------------------


                                     23.

                                            By:    /s/ Herbert Rosen
                                               -------------------------------
                                            Name:  Herbert Rosen
                                                 -----------------------------
                                            Title:
                                                  ----------------------------


                                            By:    /s/ Michael Sherry
                                               -------------------------------
                                            Name:  Michael Sherry
                                                 -----------------------------
                                            Title:
                                                  ----------------------------


                                            By:    /s/ Richard Smith
                                               -------------------------------
                                                   /s/ Mayumi Smith
                                               -------------------------------
                                            Name:  Richard and Mayumi Smith
                                                 -----------------------------
                                            Title:
                                                  ----------------------------


                                            By:    /s/ Bradley Spak for
                                                   Bradley Spak, Sheryl Bartel,
                                                   and William Whitlock
                                                   Trustees,
                                                   Anesthesia Service Inc.
                                                   FBO Bradley Spak
                                               -------------------------------
                                            Name:  Bradley Spak
                                                 -----------------------------
                                            Title:
                                                  ----------------------------


                                            By:
                                               -------------------------------
                                            Name:  Paul J. & Marie Anderson
                                                 -----------------------------
                                            Title:
                                                  ----------------------------


                                            By:
                                               -------------------------------
                                            Name:  Linda & Aljandro Aruffo
                                                 -----------------------------
                                            Title:
                                                  ----------------------------


                                            By:
                                               -------------------------------
                                            Name:  Sheryl J. Bartel &
                                                   Lee Edward Christopher Mott
                                                 -----------------------------
                                            Title:
                                                  ----------------------------


                                            By:
                                               -------------------------------
                                            Name:  Joel & Rebecca Barton
                                                 -----------------------------
                                            Title:
                                                  ----------------------------


                                            By:
                                               -------------------------------
                                            Name:  Paul A. Christensen
                                                 -----------------------------
                                            Title: DDS
                                                  ----------------------------


                                            By:
                                               -------------------------------
                                            Name:  John F. & Marjorie A. Decker
                                                 -----------------------------
                                            Title:
                                                  ----------------------------



                                            By:
                                               -------------------------------
                                            Name:  Kristin N. Decker
                                                 -----------------------------
                                            Title:
                                                  ----------------------------


                                            By:
                                               -------------------------------
                                            Name:  Jeffrey J. Decker
                                                 -----------------------------
                                            Title:
                                                  ----------------------------

                                     24.

                                            By:
                                               -------------------------------
                                            Name:  Leland W. Foote
                                                 -----------------------------
                                            Title:
                                                  ----------------------------


                                            By:
                                               -------------------------------
                                            Name:  Chi-Dooh & Cynthia Mary Li
                                                 -----------------------------
                                            Title:
                                                  ----------------------------


                                            By:
                                               -------------------------------
                                            Name:  Chauncy F. Lufkin
                                                 -----------------------------
                                            Title:
                                                  ----------------------------


                                            By:
                                               -------------------------------
                                            Name:  Herbert & Rita Rosen
                                                 -----------------------------
                                            Title: Trust
                                                  ----------------------------


                                            By:
                                               -------------------------------
                                            Name:  Delaware Charter,
                                                   Trustee FBO
                                                   Richard T. Tschetter
                                                 -----------------------------
                                            Title:
                                                  ----------------------------

                                     25.

                                            SERIES B HOLDERS:

                                            BRITANNIA HOLDINGS LIMITED

                                            By: /s/ Patrick Adrian Blin
                                                ------------------------------
                                            [Its General Partner]

                                            Name:  Patrick Adrian Blin
                                                 -----------------------------
                                            Title: Director
                                                  ----------------------------


                                            ENCOMPASS GROUP INCORPORATED

                                            By: [______________________]

                                            Name:  /s/ Craig D. Whitlock
                                                 -----------------------------
                                            Title: Senior Vice President
                                                  ----------------------------


                                            GARY PITTMAN

                                            By:  /s/ Gary Pittman

                                            Name: Gary Pittman
                                                 ------------------------------
                                            Title:
                                                  -----------------------------


                                     26.

                                            SERIES C HOLDERS:

                                            CYPRESS PARTNERS, L.P.

                                            By:   /s/ Richard C. Hedreen
                                            -----------------------------------
                                            [Its General Partner]

                                            Name:  Richard C. Hedreen
                                                 ------------------------------
                                            Title: General Partner
                                                  -----------------------------



                                     27.

                               TABLE OF CONTENTS

                                                                      PAGE

SECTION 1.  GENERAL..................................................   2

     1.1    Definitions..............................................   2

SECTION 2.  REGISTRATION; RESTRICTIONS ON TRANSFER...................   3

     2.1    Restrictions on Transfer.................................   3

     2.2    Demand Registration......................................   4

     2.3    Piggyback Registrations..................................   6

     2.4    Form S-3 Registration....................................   7

     2.5    Expenses of Registration.................................   8

     2.6    Obligations of the Company...............................   8

     2.7    Termination of Registration Rights.......................  10

     2.8    Delay of Registration; Furnishing Information............  10

     2.9    Indemnification..........................................  10

     2.10   Assignment of Registration Rights........................  12

     2.11   Amendment of Registration Rights.........................  12

     2.12   Limitation on Subsequent Registration Rights.............  13

     2.13   "Market Stand-Off" Agreement; Agreement to Furnish
            Information..............................................  13

     2.14   Rule 144 Reporting.......................................  13

     2.15   Termination of Registration Rights Under Prior
            Agreements...............................................  14

SECTION 3.  COVENANTS OF THE COMPANY.................................  14

     3.1    Basic Financial Information and Reporting................  14

     3.2    Inspection Rights........................................  15

     3.3    Confidentiality of Records...............................  15

     3.4    Reservation of Common Stock..............................  15

     3.5    Stock Vesting............................................  15

     3.6    Key Man Insurance........................................  15

     3.7    Assignment of Inventions Agreements......................  16

     3.8    Directors and Officers Liability Insurance...............  16

     3.9    Reimbursement of Expenses for Attending Board Meetings...  16

     3.10   Termination of Covenants.................................  16

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                      PAGE

SECTION 4.  RIGHTS OF FIRST REFUSAL..................................  16

     4.1    Subsequent Offerings.....................................  16

     4.2    Exercise of Rights.......................................  16

     4.3    Issuance of Equity Securities to Other Persons...........  17

     4.4    Termination and Waiver of Rights of First Refusal........  17

     4.5    Transfer of Rights of First Refusal......................  17

     4.6    Excluded Securities......................................  17

SECTION 5.  MISCELLANEOUS............................................  18

     5.1    Governing Law............................................  18

     5.2    Survival.................................................  18

     5.3    Successors and Assigns...................................  18

     5.4    Entire Agreement.........................................  18

     5.5    Severability.............................................  19

     5.6    Amendment and Waiver.....................................  19

     5.7    Delays or Omissions......................................  19

     5.8    Notices..................................................  19

     5.9    Attorneys' Fees..........................................  20

     5.10   Titles and Subtitles.....................................  20

     5.11   Counterparts.............................................  20


                                    ii.

                                    EXHIBIT A


                              SCHEDULE OF INVESTORS









                                        A-1
                             INVESTOR RIGHTS AGREEMENT

                              SCHEDULE OF INVESTORS

Charles L. Anderson
Richard G. Andrew
John Crosby Barnettt, Jr.
Geoffrey A. & Erin E. Boguch JWROS
John M. Brazier
Britannia Holdings Limited
Thomas F. & Joyce S. Broderick
Gary L. & Jacalyn O. Bylund
Paul A. Christensen, D.D.S.
Sheryl J. Bartel & Lee Edward Christopher Mott JTWROS
John Crutcher
Cypress Partners Limited Partnership
James J. & Patricia F. David, Tenants In Common
John F. Decker & Marjorie A. Decker, JTWROS
Robert L. Smith & John F. Decker, JTWROS
Delaware Charter, Trustee, fbo Helen J. Hussey IRA
Delaware Charter, Trustee, fbo Richard W. Tschetter IRA
Janet E. Elzey
Encompass Group Incorporated
Leland W. Foote
Robert J. & Penelope W. Genise JTWROS
Alan J. Higginson
Joel R. & Christi L. Hussey
George Jansen
KLJ Ventures, L.L.C.
Chi-Dooh & Cynthia Mary Li
Chauncey F. Lufkin
Clinton T. Mead
John Meisenbach
Menlo Entrepreneurs Fund VII, L.P.
Menlo Ventures VII, L.P.
Pacific Technology Ventures U.S.A., L.P.
Jean Patterson
Gary Pittman
Pruzan Building Company
Peter Rettman
Herbert I. Rosen
Michael A. Sherry
Richard N. & Mayumi N. Smith, Tenants in Common
Bradley Spak, Sheryl Bartel & William Whitlock, Trustees, Anesthesia Services
  Inc. Deferred Retirement Plan fbo Bredley Spak

                                        A-2.